HERMAN MILLER, INC.

$50,000,000 5.94% Series A Senior Notes
due January 3, 2015

and

$150,000,000 6.42% Series B Senior Notes
due January 3, 2018

_________________________

NOTE PURCHASE AGREEMENT

________________________________

DATED AS OF DECEMBER 18, 2007

Table of Contents

SECTION                        HEADING                                                                                                                      PAGE

SECTION 1.                    AUTHORIZATION OF NOTES                                                                                         1

     Section 1.1.                 Description of Notes                                                                                                              1
     Section 1.2.                 Interest Rate                                                                                                                           2

SECTION 2.                    SALE AND PURCHASE OF NOTES                                                                                 2

SECTION 3.                    CLOSING                                                                                                                            2

SECTION 4.                    CONDITIONS TO CLOSING                                                                                             3

     Section 4.1.                  Representations and Warranties                                                                                              3
     Section 4.2.                  Performance; No Default                                                                                                        3
     Section 4.3.                  Compliance Certificates                                                                                                          3
     Section 4.4.                  Opinions of Counsel                                                                                                               3
     Section 4.5.                  Purchase Permitted By Applicable Law; Etc.                                                                          4
     Section 4.6.                  Sale of Other Notes                                                                                                               4
     Section 4.7.                  Payment of Special Counsel Fees                                                                                           4
     Section 4.8.                  Private Placement Number                                                                                                     4
     Section 4.9.                  Changes in Corporate Structure                                                                                             4
     Section 4.10.                Funding Instructions                                                                                                               4
     Section 4.11.                Proceedings and Documents                                                                                                  4

SECTION 5                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY                                 5

     Section 5.1.                   Organization; Power and Authority                                                                                       5
     Section 5.2.                   Authorization, Etc.                                                                                                                5
     Section 5.3.                   Disclosure                                                                                                                            5
     Section 5.4.                   Organization and Ownership of Shares of Subsidiaries;
                                               Affiliates                                                                                                                          5
     Section 5.5.                   Financial Statements; Material Liabilities                                                                               6
     Section 5.6.                   Compliance with Laws, Other Instruments, Etc.                                                                    6
     Section 5.7.                   Government Authorizations, Etc.                                                                                           7
     Section 5.8.                   Litigation; Observance of Agreements, Statutes and Orders                                                   7
     Section 5.9.                   Taxes                                                                                                                                   7
     Section 5.10.                 Title to Property; Leases                                                                                                       7
     Section 5.11.                 Licenses, Permits, Etc.                                                                                                          8
     Section 5.12.                 Compliance with ERISA                                                                                                       8
     Section 5.13.                 Private Offering by the Company                                                                                           9
     Section 5.14.                 Use of Proceeds; Margin Regulations                                                                                    9
     Section 5.15.                 Existing Debt; Future Liens                                                                                                   9
     Section 5.16.                 Foreign Assets Control Regulations, Etc.                                                                             10

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     Section 5.17.               Status under Certain Statutes                                                                                                  10
     Section 5.18.               Environmental Matters                                                                                                            10
     Section 5.19.               Notes Rank Pari Passu                                                                                                           11

SECTION 6.                    REPRESENTATIONS OF THE PURCHASER                                                                   11

     Section 6.1.                 Purchase for Investment                                                                                                         11
     Section 6.2.                 Accredited Investor                                                                                                               11
     Section 6.3.                 Source of Funds                                                                                                                    12

SECTION 7.                    INFORMATION AS TO COMPANY                                                                                13

     Section 7.1.                 Financial and Business Information                                                                                         13
     Section 7.2.                 Officer's Certificate                                                                                                                16
     Section 7.3.                 Visitation                                                                                                                               16

SECTION 8.                    PAYMENT OF THE NOTES                                                                                              17

     Section 8.1.                  Maturity                                                                                                                               17
     Section 8.2.                  Optional Prepayments with Make-Whole Amount                                                                 17
     Section 8.3.                  Allocation of Partial Prepayments                                                                                          17
     Section 8.4.                  Maturity; Surrender, Etc.                                                                                                      18
     Section 8.5.                  Purchase of Notes                                                                                                                18
     Section 8.6.                  Make-Whole Amount for the Notes                                                                                      18
     Section 8.7.                  Change in Control                                                                                                                 19

SECTION 9                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY                                 21

     Section 9.1.                   Compliance with Law                                                                                                           21
     Section 9.2.                   Insurance                                                                                                                             21
     Section 9.3.                   Maintenance of Properties                                                                                                    21
     Section 9.4.                   Payment of Taxes and Claims                                                                                               21
     Section 9.5.                   Corporate Existence, Etc.                                                                                                     22
     Section 9.6.                   Designation of Subsidiaries                                                                                                   22
     Section 9.7.                   Notes to Rank Pari Passu                                                                                                     22
     Section 9.8.                   Subsidiary Guarantors                                                                                                          22
     Section 9.9.                   Books and Records                                                                                                             23

SECTION 10                    NEGATIVE COVENANTS                                                                                                23

     Section 10.1.                 Consolidated Adjusted Debt to Consolidated EBITDA                                                         23
     Section 10.2.                 Priority Debt                                                                                                                        23
     Section 10.3.                 Limitation on Liens                                                                                                               23
     Section 10.4.                 Sales of Asset                                                                                                                      26
     Section 10.5.                 Merger and Consolidation                                                                                                    27
     Section 10.6.                 Restricted Subsidiary Group                                                                                                 27
     Section 10.7.                 Transactions with Affiliates                                                                                                    27
     Section 10.8.                 Terrorism Sanctions Regulations                                                                                            28

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SECTION 11.                 EVENTS OF DEFAULT                                                                                                       28

SECTION 12.                 REMEDIES ON DEFAULT, ETC.                                                                                        30

     Section 12.1.               Acceleration                                                                                                                           30
     Section 12.2.               Other Remedies                                                                                                                     31
     Section 12.3.               Rescission                                                                                                                              31
     Section 12.4.               No Waivers or Election of Remedies, Expenses, Etc.                                                              31

SECTION 13.                  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES                                        31

     Section 13.1.               Registration of Notes                                                                                                              31
     Section 13.2.               Transfer and Exchange of Notes                                                                                             32
     Section 13.3.               Replacement of Notes                                                                                                            32

SECTION 14.                  PAYMENTS ON NOTES                                                                                                   33

     Section 14.1.                Place of Payment                                                                                                                  33
     Section 14.2.                Home Office Payment                                                                                                           33

SECTION 15.                  EXPENSES, ETC.                                                                                                               33

     Section 15.1.                Transaction Expenses                                                                                                           33
     Section 15.2.                Survival                                                                                                                                34

SECTION 16.                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
                                          AGREEMENT                                                                                                                    34

SECTION 17.                   AMENDMENT AND WAIVER                                                                                         34

     Section 17.1                  Requirements                                                                                                                       34
     Section 17.2                  Solicitation of Holders of Notes                                                                                            34
     Section 17.3.                 Binding Effect, Etc.                                                                                                               35
     Section 17.4                  Notes Held by Company, Etc.                                                                                              35

SECTION 18.                    NOTICES                                                                                                                           35

SECTION 19.                    REPRODUCTION OF DOCUMENTS                                                                              36

SECTION 20.                    CONFIDENTIAL INFORMATION                                                                                   36

SECTION 21.                    SUBSTITUTION OF PURCHASER                                                                                   37

SECTION 22.                    MISCELLANEOUS                                                                                                             38

     Section 22.1.                  Successors and Assigns                                                                                                         38
     Section 22.2.                  Payments Due on Non-Business Days                                                                                    38

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     Section 22.3.                  Accounting Terms                                                                                                                  38
     Section 22.4.                  Severability                                                                                                                            38
     Section 22.5.                  Construction                                                                                                                          38
     Section 22.6.                  Counterparts                                                                                                                          38
     Section 22.7.                  Governing Law                                                                                                                      39
     Section 22.8.                  Jurisdiction and Process; Waiver of Jury Trial                                                                         39

-iv-

SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 4.9	—	Changes in Corporate Structure

SCHEDULE 5.4	—	Subsidiaries of the Company, Ownership of Subsidiary Stock,
Affiliates

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.11	—	Licenses, Permits, Etc.

SCHEDULE 5.15	—	Existing Debt

SCHEDULE 10.3	—	Existing Liens

EXHIBIT 1(a)	—	Form of 5.94% Series A Senior Notes due January 3, 2015

EXHIBIT 1(b)	—	Form of 6.42% Series B Senior Notes due January 3, 2018

EXHIBIT 4.4(a)	—	Form of Opinion of General Counsel to the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers

-v-

HERMAN MILLER, INC.
855 EAST MAIN AVENUE
ZEELAND, MICHIGAN 49464-0302

$50,000,000 5.94% SERIES A SENIOR NOTES DUE JANUARY 3, 2015
$150,000,000 6.42% SERIES B SENIOR NOTES DUE JANUARY 3, 2018

Dated as of
December 18, 2007

TO THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

     HERMAN MILLER, INC., a Michigan corporation (the “Company”), agrees with the Purchasers listed in the attached Schedule A (the “Purchasers”) to this Note Purchase Agreement (this “Agreement”) as follows:

SECTION 1.                     AUTHORIZATION OF NOTES.

     Section 1.1.  Description of Notes.  The Company will authorize the issue and sale of the following Senior Notes:

Issue	Series and/or Tranche	Aggregate Principal Amount	Interest Rate	Maturity Date

Senior Notes	Series A	$50,000,000	5.94%	January 3, 2015
Senior Notes	Series B	$150,000,000	6.42%	January 3, 2018

     The Series A Senior Notes (the “Series A Notes”) and the Series B Senior Notes (the “Series B Notes”) described above are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1(a) and Exhibit 1(b) respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

HERMAN MILLER, INC.                                                                                                                                                        Note Purchase Agreement

     Section 1.2.  Interest Rate. (a)  The Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at their respective stated rates of interest payable semi-annually in arrears on the 3rd day of January and July in each year and at maturity, commencing on July 3, 2008, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) and interest (so computed) on any overdue principal, interest or Make-Whole Amount from the due date thereof (whether by acceleration or otherwise) and, during the continuance of an Event of Default, on the unpaid balance thereof, at the applicable Default Rate until paid.

     (b)  Additional Interest. If the Debt Ratio at any time exceeds 3.5 to 1.00, as evidenced by an Officer’s Certificate delivered pursuant to Section 7.2(a), the interest rate payable on the Notes shall be increased by 0.75% (the “Additional Interest”), commencing on the first day of the first fiscal quarter following the fiscal quarter in respect of which such Certificate was delivered and continuing until the Company has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the end of the fiscal quarter in respect of which such Certificate is delivered, the Debt Ratio is not more than 3.5 to 1.0. Following delivery of an Officer’s Certificate demonstrating that the Debt Ratio did not exceed 3.5 to 1.0, the additional 0.75% interest shall cease to accrue or be payable for any fiscal quarter subsequent to the fiscal quarter in respect of which such Officer’s Certificate is delivered.

SECTION 2.  SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

SECTION 3.  CLOSING.

     The execution and delivery of this Agreement will be made at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603 on December 18, 2007 (the “Execution Date”).

     The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Central time, at a closing (the “Closing”) on January 3, 2008 or on such other Business Day thereafter on or prior to January 3, 2008 as may be agreed upon by the Company and the Purchasers. On the Closing Date, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated as of the Closing Date and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the

HERMAN MILLER, INC.                                                                                                                                                     Note Purchase Agreement

account of the Company to Account Number 1033539, at JP Morgan Chase Bank, Chicago, Illinois, ABA Number 071000013, in the Account Name of “Herman Miller, Inc.” If, on the Closing Date, the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.  CONDITIONS TO CLOSING.

     Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions applicable to the Closing Date:

     Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Restricted Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

     Section 4.3.  Compliance Certificates.

     (a) Officer’s Certificate of the Company. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Secretary’s Certificate of the Company. The Company shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

     Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from James E. Christenson, General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), and (b) from Chapman and Cutler, LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

HERMAN MILLER, INC.                                                                                                                                               Note Purchase Agreement

     Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

     Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

     Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

     Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of the Notes.

     Section 4.9. Changes in Corporate Structure. Neither the Company nor any Restricted Subsidiary shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation that would have been prohibited in Section 10 hereof had such Section applied since such date, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

     Section 4.11. Proceedings and Documents. All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

HERMAN MILLER, INC.                                                                                                                                            Note Purchase Agreement

SECTION 5.  REPRESENTATOINS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Purchaser that:

     Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

     Section 5.2. Authorization, Etc. This Agreement and the Notes to be issued on the Closing Date have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each such Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 5.3. Disclosure. The Company, through its agents, Banc of America Securities LLC and JP Morgan Securities, has delivered to you and each other purchaser a copy of a Private Placement Memorandum, dated November 2007 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to December 5, 2007 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since June 2, 2007, there has been no change in the financial condition, operations, business or properties of the Company or any of its Restricted Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct

HERMAN MILLER, INC.                                                                                                                                                     Note Purchase Agreement

name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company’s Affiliates, other than Subsidiaries, and (iii) of the Company’s directors and senior officers.

     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

     Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

     Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

     Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

     Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended June 2, 2001.

     Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties which the Company and its Restricted Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and

HERMAN MILLER, INC.                                                                                                                                                    Note Purchase Agreement

clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. Except as disclosed in Schedule 5.11,

               (a) the Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

               (b) to the best knowledge of the Company, no product of the Company or any of its Restricted Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

               (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

     Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

     (c) The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

HERMAN MILLER, INC.                                                                                                                                                         Note Purchase Agreement

     (d) The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax would be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on the Company’s behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes in connection with a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes for general corporate purposes of the Company, including without limitation to refinance existing indebtedness, acquisitions, stock dividends and repurchases of shares of capital stock of the Company, provided that if any repurchases of the shares of capital stock of the Company are made, such shares shall be retired and cancelled upon receipt and shall not be held as treasury stock. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

     Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of December 10, 2007, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or

HERMAN MILLER, INC.                                                                                                                                                         Note Purchase Agreement

interest on any Debt of the Company or such Restricted Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     (b) Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

     (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.15.

     Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     (b) Neither the Company nor any Subsidiary is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or, to the knowledge of the Company, engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

     (c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

     Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

     Section 5.18. Environmental Matters. (a) Neither the Company nor any Restricted Subsidiary has knowledge of any liability or has received any notice of any liability, and no proceeding has been instituted raising any liability against the Company or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated

HERMAN MILLER, INC.                                                                                                                                                         Note Purchase Agreement

by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

     (b) Neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any liability, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

     (c) Neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

     (d) All buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

     Section 5.19. Notes Rank Pari Passu. The obligations of the Company under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of the Company, including, without limitation, all senior unsecured Debt of the Company described in Schedule 5.15 hereto.

SECTION 6.  REPRESENTATIONS OF THE PURCHASER.

     Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof (other than any Notes purchased by Banc of America Securities LLC on the Closing Date which are intended to be resold to a “qualified institutional buyer” pursuant to Rule 144A of the Securities Act), provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     Section 6.2. Accredited Investor. Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). Each Purchaser further represents that such

HERMAN MILLER, INC.                                                                                                                                                         Note Purchase Agreement

Purchaser has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Notes.

     Section 6.3. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

               (a)  the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

               (b)  the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

               (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

               (d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition

HERMAN MILLER, INC.                                                                                                                                                       Note Purchase Agreement

of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

     (e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

     (f)  the Source is a governmental plan; or

     (g)  the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

     (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.  INFORMATION AS TO COMPANY.

     Section 7.1. Financial and Business Information. The Company shall deliver either by paper or electronic means (in accordance with Section 18) at the Company’s option to each holder of Notes that is an Institutional Investor:

     (a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year),

     (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

     (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the

HERMAN MILLER, INC.                                                                                                                                                   Note Purchase Agreement

case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that filing with the Securities and Exchange Commission within the time period specified above the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(a), provided further that the Company shall have given each Purchaser timely notice of such filings by electronic mail,

     (b) Annual Statements — within 105 days after the end of each fiscal year of the Company,

     (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

     (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that filing with the Securities and Exchange Commission within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(b), provided further that the Company shall have given each Purchaser timely notice of such filings by electronic mail;

     (c) Unrestricted Subsidiaries — In the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the total consolidated assets of the Company and its Subsidiaries, or (ii) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Section 7.1(a)

HERMAN MILLER, INC.                                                                                                                                                  Note Purchase Agreement

and (b) above, the Company shall deliver to each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b);

     (d) SEC and Other Reports — except for filings referred to in Section 7.1(a) and (b) above, promptly upon their becoming available and, to the extent applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

     (e) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(e), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

     (f) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

     (i) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

     (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

     (iii) any event, transaction or condition that would result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of

HERMAN MILLER, INC.                                                                                                                                                  Note Purchase Agreement

any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

     (g) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

     (h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes or such information regarding the Company required to satisfy the requirements of 17 C.F.R. §230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

     Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

     (a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.5 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

     (b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and such review has not have disclosed the existence during the quarterly or annual period covered by the statements then being furnished of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     Section 7.3. Visitation. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

     (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the

HERMAN MILLER, INC.                                                                                                                                              Note Purchase Agreement

Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

     (b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8.   PAYMENT OF THENOTES.

     Section 8.1. Maturity. (a) The entire unpaid principal amount of the Series A Notes shall become due and payable on January 3, 2015.

     (b) The entire unpaid principal amount of the Series B Notes shall become due and payable on January 3, 2018.

     Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the original aggregate principal amount of the Notes to be prepaid in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to Section 10.4), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Note then outstanding. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated respective Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

     Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the

HERMAN MILLER, INC.                                                                                                                                 Note Purchase Agreement

Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

     Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes, or (b) pursuant to a written offer to purchase any outstanding Notes made by the Company or an Affiliate pro rata to the holders of the Notes upon the same terms and conditions. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     Section 8.6. Make-Whole Amount for the Notes. The term “Make-Whole Amount” means with respect to any Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note , minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Note:

     “Called Principal” means, the principal of any Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     “Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield.

     “Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other information service as may replace Bloomberg) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury

HERMAN MILLER, INC.                                                                                                                                                        Note Purchase Agreement

Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

     “Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

     “Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made  prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

     “Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     Section 8.7. Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

     (b) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). The Proposed Prepayment Date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

HERMAN MILLER, INC.                                                                                                                                             Note Purchase Agreement

     (c) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

     (d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and without the payment of any Make-Whole Amount. The prepayment shall be made on the Proposed Prepayment Date.

     (e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

     (f)  “Change in Control” Defined. “Change in Control” means any of the following events or circumstances:

if any Person or Persons acting in concert (other than the Persons who own voting stock of the Company on the date hereof), together with Affiliates thereof, shall in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 50% (by number of shares) of the issued and outstanding voting stock of the Company; or

     (g)  "Control Event" Defined.  "Control Event" means:

     (i)  the execution by the Company of any of its Subsidiaries or Affiliates of any agreement or leltter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

     (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

     (iii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

HERMAN MILLER, INC.                                                                                                                                               Note Purchase Agreement

SECTION 9.   AFFIRMATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     Section 9.1. Compliance with Law. Without limiting Section 10.8, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.2. Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated except for any non-maintenance that would not reasonably be expected to have a Material Adverse Effect.

     Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary not permitted by Section 10.3, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the non-filing or nonpayment, as

HERMAN MILLER, INC.                                                                                                                                             Note Purchase Agreement

the case may be, of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     Section 9.5. Corporate Existence, Etc. Subject to Sections 10.4 and 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence, and will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, to have a Material Adverse Effect.

     Section 9.6. Designation of Subsidiaries. The Company may from time to time cause any Subsidiary (other than a Subsidiary Guarantor) to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist under the terms of this Agreement, and (b) the Company and its Restricted Subsidiaries would be in compliance with all of the covenants set forth in this Section 9 and Section 10 if tested on the date of such action and provided, further, that once a Subsidiary has been designated an Unrestricted Subsidiary, it shall not thereafter be redesignated as a Restricted Subsidiary on more than one occasion and once a Subsidiary has been designated a Restricted Subsidiary, it shall not thereafter be redesignated as an Unrestricted Subsidiary on more than one occasion. Within ten (10) days following any designation described above, the Company will deliver to you a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of the Company certifying compliance with all requirements of this Section 9.6 and setting forth all information required in order to establish such compliance.

     Section 9.7. Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all Debt outstanding under the Bank Credit Agreement and all other present and future unsecured Debt (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Company.

     Section 9.8. Subsidiary Guarantors. (a) The Company will cause any Subsidiary which is required by the terms of the Bank Credit Agreement to become obligated for, or otherwise guarantee, Debt in respect of the Bank Credit Agreement, to deliver to each of the Holders of the Notes (concurrently with the incurrence of any such obligation) the following items:

     (i) a duly executed guaranty agreement (the “Subsidiary Guaranty”) in scope, form and substance satisfactory to the Required Holders;

     (ii) a certificate signed by an authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

HERMAN MILLER, INC.                                                                                                                                                     Note Purchase Agreement

     (iii) an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the Holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

     (b) The holders of the Notes agree to discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Debt of the Company for the purpose of such release, holders of the Notes shall receive equivalent consideration.

     Section 9.9. Books and Records. The Company will, and will cause each of its Restricted Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Restricted Subsidiary, as the case may be.

SECTION 10.   NEGATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     Section 10.1. Consolidated Adjusted Debt to Consolidated EBITDA. The Company will not at any time permit the ratio of Consolidated Adjusted Debt to Consolidated EBITDA (Consolidated EBITDA to be calculated as at the end of each fiscal quarter for the four consecutive fiscal quarters then ended, such ratio being referred to as the “Debt Ratio”) to exceed 3.50 to 1.00; provided, however, that for any period of not more than four successive fiscal quarters, such Debt Ratio may be greater than 3.5 to 1.0, but in no event greater than 4.0 to 1.0, if the Company pays the Additional Interest provided for in Section 1.2(b)

     Section 10.2. Priority Debt. The Company will not at any time permit the aggregate amount of all Priority Debt to exceed 15% of Consolidated Total Assets (Consolidated Total Assets to be determined as of the end of the then most recently ended fiscal quarter of the Company).

     Section 10.3. Limitation on Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts

HERMAN MILLER, INC.                                                                                                                                                       Note Purchase Agreement

receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

     (a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

     (b) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

     (c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

     (d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, or Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

     (e) Liens securing Debt of a Restricted Subsidiary to the Company or to a Restricted Subsidiary;

     (f) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company or the applicable Restricted Subsidiary in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Company or any Restricted Subsidiary to provide collateral to such depository institution;

     (g) Liens existing as of the Closing Date and reflected in Schedule 10.3;

HERMAN MILLER, INC.                                                                                                                                                       Note Purchase Agreement

     (h) Liens incurred after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within three hundred sixty-five (365) days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Debt secured by such Lien), the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by the Company or a Restricted Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

     (i) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary (other than pursuant to Section 9.6), or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Restricted Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

     (j) any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (g), (h) and (i) of this Section 10.3, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

     (k) Liens on accounts receivable and related rights of the Company and its Restricted Subsidiaries to the extent such Liens arise solely by reason of the sale of such accounts receivable for cash to a special purpose entity (which may be a Subsidiary or Affiliate of the Company) in connection with Securitization Transactions; provided that no such Lien shall extend to or cover any property of the Company or any Restricted

HERMAN MILLER, INC.                                                                                                                                                      Note Purchase Agreement

Subsidiary other than such accounts receivable and related rights subject to such Securitization Transaction; and

     (l) Liens securing Priority Debt of the Company or any Restricted Subsidiary, provided that the aggregate principal amount of any such Priority Debt shall be permitted by Section 10.2, provided however that no such liens shall secure the obligations of the Company or any Subsidiary under the Bank Credit Agreement.

     Section 10.4. Sales of Assets. The Company will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Company and its Restricted Subsidiaries; provided, however, that the Company or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Restricted Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

     (1) to acquire productive assets used or useful in carrying on the business of the Company and its Restricted Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; and/or

     (2) to prepay or retire Senior Debt of the Company and/or its Restricted Subsidiaries, provided that, to the extent any such proceeds are used to prepay the outstanding principal amount of the Notes, such prepayment shall be made in accordance with the terms of Section 8.2.

     As used in this Section 10.4, a sale, lease or other disposition of assets (including sales of accounts receivable pursuant to Securitization Transactions) shall be deemed to be a “substantial part” of the assets of the Company and its Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 15% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Company and its Restricted Subsidiaries, (ii) any transfer of assets from the Company to any Restricted Subsidiary or from any Restricted Subsidiary to the Company or a Restricted Subsidiary and (iii) any sale or transfer of property acquired by the Company or any Restricted Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by the Company or any Restricted Subsidiary if the Company or a Restricted Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

HERMAN MILLER, INC.                                                                                                                                                            Note Purchase Agreement

     Section 10.5. Merger and Consolidation. The Company will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

     (1) any Restricted Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Restricted Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.4; and

     (2) the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

     (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; and

     (b) if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms; and

     (c) immediately after giving effect to such transaction no Default or Event of Default would exist.

     Section 10.6. Restricted Subsidiary Group. The Company will at all times require that (i) Consolidated Total Assets equal at least 85% of the consolidated total assets of the Company and its Subsidiaries, determined in accordance with GAAP, and (ii) consolidated total revenues of the Company and its Restricted Subsidiaries for the fiscal quarter most recently ended equals at least 85% of the consolidated total revenues of the Company and its Subsidiaries during such fiscal quarter, determined in accordance with GAAP.

     Section 10.7. Transactions with Affiliates. The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange

HERMAN MILLER, INC.                                                                                                                                                         Note Purchase Agreement

of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Company or such Restricted Subsidiary, taken as a whole, than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

     Section 10.8. Terrorism Sanctions Regulations. The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

SECTION 11.   EVENTS OF DEFAULT.

     An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

     (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

     (c) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a) or (b) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (c) of Section 11); or

     (d) any representation or warranty made in writing by or on behalf of the Company in this Agreement or by any officer of the Company in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

     (e) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $50,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to

HERMAN MILLER, INC.                                                                                                                                                               Note Purchase Agreement

be), due and payable, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $50,000,000, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary to purchase or repay such debt; or

     (f) the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

     (g) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Material Subsidiaries, or any such petition shall be filed against the Company, any of its Material Subsidiaries or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

     (h) a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $50,000,000 are rendered against one or more of the Company, its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

     (i) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $50,000,000, (iv) the

HERMAN MILLER, INC.                                                                                                                                                       Note Purchase Agreement

Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(i), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.   REMEDIES ON DEFAULT, ETC.

     Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (f) or (g) of Section 11 (other than an Event of Default described in clause (i) of paragraph (f) or described in clause (vi) of paragraph (f) by virtue of the fact that such clause encompasses clause (i) of paragraph (f)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

     Upon any Note’s becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

HERMAN MILLER, INC.                                                                                                                                                                 Note Purchase Agreement

     Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     Section 12.3. Rescission. At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

HERMAN MILLER, INC.                                                                                                                                                        Note Purchase Agreement

     Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a) and Exhibit 1(b) as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

     Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

     (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated

HERMAN MILLER, INC.                                                                                                                                                            Note Purchase Agreement

Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.   PAYMENTS ON NOTES.

     Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Banc of America Securities LLC in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     Section 14.2. Home Office Payment. So long as any Purchaser or such Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

SECTION 15.   EXPENSES, ETC.

     Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses of a special counsel for the Purchasers. If the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by each Purchaser and each other holder of a Note in connection with enforcements of rights hereunder or any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out

HERMAN MILLER, INC.                                                                                                                                                              Note Purchase Agreement

or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser, and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

     Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.   AMENDMENT AND WAIVER.

     Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof or any defined term (as it is used therein) will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change results in a decrease in the interest rate) or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     Section 17.2.  Solicitation of Holders of Notes.

     (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

     (c)  Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

     Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.   NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by a recognized overnight delivery service (with charges prepaid), or (c) by posting to IntraLinks® or a similar service reasonably

HERMAN MILLER, INC.                                                                                                                                                                Note Purchase Agreement

acceptable to the Required Holders if the sender on the same day sends or causes to be sent notice of such posting by email or in accordance with clause (a) or (b) above. Any such notice must be sent:

     (i) if to a Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address or, in the case of clause (c) above, the email address, specified for such communications in Schedule A to this Agreement, or at such other address or email address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing pursuant to this Section 18;

     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

     (iii) if to the Company, the Company at its address or email address set forth at the beginning hereof to the attention of Chief Financial Officer, with copies to the Treasurer, the Assistant Treasurer and the General Counsel, or at such other address or email address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.   REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.   CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s

HERMAN MILLER, INC.                                                                                                                                                         Note Purchase Agreement

behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s Notes), (ii) such Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, the Subsidiary Guaranty and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.   SUBSTITUTION OF PURCHASER.

     Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to

HERMAN MILLER, INC.                                                                                                                                                          Note Purchase Agreement

such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.   MISCELLANEOUS.

     Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     Section 22.3. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

     Section 22.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 22.5. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

     Section 22.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     Section 22.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

     Section 22.8. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any Illinois State or federal court sitting in Cook County, in the City of Chicago, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

     (c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     (d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

* * * * *

     The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and puroses hereinabove set forth. This Agreement may be executed in any number of counterpars, each executed counterpar constituting an original but all together only one agreement.

                                                                                                                                       Very truly yours,

                                                                                                                                       HERMAN MILLER, INC.

                                                                                                                                       By:                 /s/ Curtis S. Pullen
                                                                                                                                             Curtis S. Pullen, Executive Vice President
                                                                                                                                             and Chief Financial Officer

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       THE PRUDENTIAL INSURANCE COMPANY OF
                                                                                                                                           AMERICA

                                                                                                                                       By:                 /s/
                                                                                                                                             Vice President

                                                                                                                                       PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY
                                                                                                                                           COMPANY

                                                                                                                                       By:  Prudential Investment Management, Inc., as
                                                                                                                                               investment manager

                                                                                                                                              By:                 /s/
                                                                                                                                                    Vice President

                                                                                                                                       UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE
                                                                                                                                          COMPANY

                                                                                                                                       By:  Prudential Investment Management, Inc., as
                                                                                                                                               investment manager

                                                                                                                                              By:                 /s/
                                                                                                                                                    Vice President

                                                                                                                                       GATEWAY RECOVERY TRUST

                                                                                                                                        By:  Prudential Investment Management, Inc., as
                                                                                                                                               investment manager

                                                                                                                                              By:                 /s/
                                                                                                                                                    Vice President

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       MEDICA HEALTH PLANS

                                                                                                                                       By: Prudential Private Placement Investors, L.P.
                                                                                                                                              (as Investment Advisor)

                                                                                                                                       By: Prudential Private Placement Investors, Inc.
                                                                                                                                              (as its General Partner)

                                                                                                                                       By:                 /s/
                                                                                                                                             Vice President

HERMN MILLER, INC.

Note Purchase Agreement

MEDICA HEALTH PLANS

By: Prudential Private Placement Investors, L.P.

(as Investment Advisor)

By: Prudential Private Placement Investors, Inc.

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       HARTFORD INSURANCE COMPANY OF ILLINOIS

                                                                                                                                       By: Hartford Investment Management
                                                                                                                                              Company, its Agent and Attorney-in-Fact

                                                                                                                                       By:  /s/ Eva Konopka
                                                                                                                                             Name:  Eva Konopka
                                                                                                                                             Title:     Senior Vice President

                                                                                                                                       HARTFORD FIRE INSURANCE COMPANY

                                                                                                                                       By: Hartford Investment Management
                                                                                                                                              Company, its Agent and Attorney-in-Fact

                                                                                                                                       By:  /s/ Eva Konopka
                                                                                                                                             Name:  Eva Konopka
                                                                                                                                             Title:     Senior Vice President

                                                                                                                                       PHYSICIANS LIFE INSURANCE COMPANY

                                                                                                                                       By: Hartford Investment Management
                                                                                                                                              Company, its Agent and Attorney-in-Fact

                                                                                                                                       By:  /s/ Eva Konopka
                                                                                                                                             Name:  Eva Konopka
                                                                                                                                             Title:     Senior Vice President

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                                                                                                                          COMPANY

                                                                                                                                       By: Babson Capital Management, LLC, as
                                                                                                                                              Investment Advisor

                                                                                                                                       By:  /s/ Elizabeth A. Perenick
                                                                                                                                             Name:  Elizabeth A. Perenick
                                                                                                                                             Title:     Managing Director

                                                                                                                                       HAKONE FUND II LLC

                                                                                                                                       By: Babson Capital Management, LLC, as
                                                                                                                                              Investment Advisor

                                                                                                                                       By:  /s/ Elizabeth A. Perenick
                                                                                                                                             Name:  Elizabeth A. Perenick
                                                                                                                                             Title:     Managing Director

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       REASSURE AMERICA LIFE INSURANCE COMPANY

                                                                                                                                       By: Conning Asset Management Company, as
                                                                                                                                              Investment Manager

                                                                                                                                       By:  /s/ Felicisimo G. Falcon, Jr.
                                                                                                                                             Name:  Felicisimo G. Falcon, Jr.
                                                                                                                                             Title:     Vice President

                                                                                                                                       SWISS RE LIFE & HEALTH AMERICA, INC.

                                                                                                                                       By: Conning Asset Management Company, as
                                                                                                                                              Investment Manager

                                                                                                                                       By:  /s/ Felicisimo G. Falcon, Jr.
                                                                                                                                             Name:  Felicisimo G. Falcon, Jr.
                                                                                                                                             Title:     Vice President

                                                                                                                                       PRIMERICA LIFE INSURANCE COMPANY

                                                                                                                                       By: Conning Asset Management Company, as
                                                                                                                                              Investment Manager

                                                                                                                                       By:  /s/ Felicisimo G. Falcon, Jr.
                                                                                                                                             Name:  Felicisimo G. Falcon, Jr.
                                                                                                                                             Title:     Vice President

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       AMERICAN HEALTH AND LIFE INSURANCE
                                                                                                                                          COMPANY

                                                                                                                                       By: Conning Asset Management Company, as
                                                                                                                                              Investment Manager

                                                                                                                                       By:  /s/ Felicisimo G. Falcon, Jr.
                                                                                                                                             Name:  Felicisimo G. Falcon, Jr.
                                                                                                                                             Title:     Vice President

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       THE GREAT-WEST LIFE ASSURANCE COMPANY

                                                                                                                                       By:  /s/ B. R. Allison
                                                                                                                                             Name:  B. R. Allison
                                                                                                                                             Title:     Authorized Signatory

                                                                                                                                       By:  /s/ D.B.E. Ayers
                                                                                                                                             Name:  D.B.E. Ayers
                                                                                                                                             Title:     Authorized Signatory

                                                                                                                                       LONDON LIFE AND GENERAL REINSURANCE
                                                                                                                                          COMPANY LIMITED

                                                                                                                                       By: Great-West Life & Annuity Insurance
                                                                                                                                              Company, as Investment Advisor

                                                                                                                                       By:
                                                                                                                                             Name:
                                                                                                                                             Title:

                                                                                                                                       By:
                                                                                                                                             Name:
                                                                                                                                             Title:

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       ALLIANZ LIFE INSURANCE COMPANY OF NORTH
                                                                                                                                           AMERICA

                                                                                                                                       By: Allianz of America, Inc., as the authorized
                                                                                                                                              signatory and investment manager

                                                                                                                                       By: /s/ Gary Brown
                                                                                                                                             Name:  Gary Brown
                                                                                                                                             Title:      Assistant Treasurer

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       RGA REINSURANCE COMPANY, a Missouri
                                                                                                                                          corporation

                                                                                                                                       By: Principal Global Investors, LLC, a
                                                                                                                                              Delaware limited liability company, its
                                                                                                                                              authorized signatory

                                                                                                                                       By:  /s/ Joellen J. Watts
                                                                                                                                             Name:  Joellen J. Watts, Counsel
                                                                                                                                             Title:

                                                                                                                                       By:  /s/ Alan P. Kress
                                                                                                                                             Name:  Alan P. Kress, Counsel
                                                                                                                                             Title:

                                                                                                                                       VANTISLIFE INSURANCE COMPANY, a
                                                                                                                                          Connecticut Company

                                                                                                                                       By: Principal Global Investors, LLC, a
                                                                                                                                              Delaware limited liability company, its
                                                                                                                                              authorized signatory

                                                                                                                                       By:  /s/ Joellen J. Watts
                                                                                                                                             Name:  Joellen J. Watts, Counsel
                                                                                                                                             Title:

                                                                                                                                       By:  /s/ Alan P. Kress
                                                                                                                                             Name:  Alan P. Kress, Counsel
                                                                                                                                             Title:

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       AMERICAN FAMILY LIFE INSURANCE COMPANY

                                                                                                                                       By:  /s/ Phillip Hannifan
                                                                                                                                             Name:  Phillip Hannifan
                                                                                                                                             Title:     Investment Director

                                                                                                                                       AMERICAN FAMILY MUTUAL INSURANCE
                                                                                                                                          COMPANY

                                                                                                                                       By:  /s/ Phillip Hannifan
                                                                                                                                             Name:  Phillip Hannifan
                                                                                                                                             Title:     Investment Director

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       FARM BUREAU LIFE INSURANCE COMPANY

                                                                                                                                       By:  /s/ Herman L. Riva
                                                                                                                                             Name:  Herman L. Riva
                                                                                                                                             Title:     Vice President

                                                                                                                                       EQUITRUST LIFE INSURANCE COMPANY

                                                                                                                                       By:  /s/ Herman L. Riva
                                                                                                                                             Name:  Herman L. Riva
                                                                                                                                             Title:     Vice President

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       NATIONAL LIFE INSURANCE COMPANY

                                                                                                                                       By:  /s/ R. Scott Higgins
                                                                                                                                             Name:  R. Scott Higgins
                                                                                                                                             Title:     Vice President
                                                                                                                                                           Sentinel Asset Management

                                                                                                                                       LIFE INSURANCE COMPANY OF THE SOUTHWEST

                                                                                                                                       By:  /s/ R. Scott Higgins
                                                                                                                                             Name:  R. Scott Higgins
                                                                                                                                             Title:     Vice President
                                                                                                                                                           Sentinel Asset Management

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       SOUTHERN FARM BUREAU LIFE INSURANCE
                                                                                                                                          COMPANY

                                                                                                                                       By:  /s/ Carol Robertson
                                                                                                                                             Name:  Carol Robertson, CFA
                                                                                                                                             Title:     Senior Portfolio Manager

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       COUNTRY LIFE INSURANCE COMPANY

                                                                                                                                       By:  /s/ John Jacobs
                                                                                                                                             Name:  John Jacobs
                                                                                                                                             Title:     Director - Fixed Income

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       MODERN WOODMEN OF AMERICA

                                                                                                                                       By:  /s/ Nick S. Coin
                                                                                                                                             Name:  Nick S. Coin
                                                                                                                                             Title:     Treasurer & Investment Manager

HERMAN MILLER, INC.                                                                                                                                                           Note Purchase Agreement

                                                                                                                                       AMERITAS LIFE INSURANCE CORP.

                                                                                                                                       By: Summit Investment Advisors, Inc., as Agent

                                                                                                                                       By:  /s/ Andrew S. White
                                                                                                                                             Name:  Andrew S. White
                                                                                                                                             Title:     Managing Director-Private Placements

                                                                                                                                       THE UNION CENTRAL LIFE INSURANCE COMPANY

                                                                                                                                       By: Summit Investment Advisors, Inc., as Agent

                                                                                                                                       By:  /s/ Andrew S. White
                                                                                                                                             Name:  Andrew S. White
                                                                                                                                             Title:     Managing Director-Private Placements

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

PRUDENTIALRETIREMENT INSURANCE AND ANNUITY COMPANY c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director	$23,380,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

          JPMorgan Chase Bank
          New York, New York
          ABA No.: 021000021
          Account Name: PRIAC
          Account No. P86329 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “5.94% Series A Senior Notes due January 3, 2015, Security No. INV10951, PPN 600544 C*9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

          Prudential Retirement Insurance and Annuity Company
          c/o Prudential Investment Management, Inc.
          Private Placement Trade Management
          PRIAC Administration
          Gateway Center Four, 7th Floor
          100 Mulberry Street
          Newark, New Jersey 07102
          Telephone: (973) 802-8107
          Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-1050034

SCHEDULE A
(to Note Purchase Agreement)

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

PRUDENTIALRETIREMENT INSURANCE AND ANNUITYCOMPANY c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director	$5,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, New York
ABA No.: 021000021
Account Name: PRIAC - SA-Private Placement Fund - Priv - Privates
Account No. P86353 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “5.94% Series A Senior Notes due January 3, 2015, PPN 600544 C*9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, New Jersey 07102
Telephone: (973) 802-8107
Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-1050034

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

GATEWAY RECOVERY TRUST c/o Prudential Investment Management, Inc. c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director	$6,620,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York
New York, New York
ABA No.: 021-000-018
Account No. 231922
For credit to GLA 211705

Each such wire transfer shall set forth the name of the Company, a reference to “5.94% Series A Senior Notes due January 3, 2015, Security No. INV10951, PPN 600544 C*9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Gateway Recovery Trust
c/o The Bank of New York Mellon Corporation
601 Travis, 16th Floor
Houston, TX 77002
Attention: Patty Barbarino, Vice President
Phone: 713-483-6033
Facsimile: 713-483-6627
E-mail: patty.barbarino@bankofny.com

With copy to:

Gateway Recovery Trust
c/o The Bank of New York Mellon Corporation
601 Travis, 16th Floor
Houston, TX 77002

Attention: Lucia Martinez
Phone: 713-483-6038
Facsimile: 713-483-6627
E-mail: lucia.martinez@bankofny.com

With copy to:

Prudential Investment Management, Inc.
c/o Investment Operations Group
Three Gateway Center, 12th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 51-0371876

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

HARTFORD INSURANCE COMPANY OF ILLINOIS c/o Hartford Investment Management Company c/o Investment Department-Private Placements P. O. Box 1744 Hartford, Connecticut 06114-1744 Overnight Mailing Address: 55 Farmington Avenue Hartford Connecticut 06105 Facsimile: (860) 297-8884	$4,700,000

Payments

All payments by bank wire transfer of Federal or other immediately available funds to:

JP Morgan Chase
4 New York Plaza
New York, New York 10004
ABA No.: 021-000-021
Chase NYC/Cust
A/C #900-9-000200 for F/C/T G07316 - ILL
Attn: Bond Interest/Principal – Herman Miller, Inc., 5.94% Series A Senior Notes due
January 3, 2015; PPN 600544 C*9, Prin $________ Int $________.

with sufficient information to identify the source and application of such funds

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

Hartford Investment Management Company
c/o Portfolio Support
P. O. Box 1744
Hartford, Connecticut 06114-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford Connecticut 06105
Telefacsimile: (860) 297-8875/8876

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-1010609

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

PHYSICIANSLIFE INSURANCE COMPANY (Domestic Deal) c/o Hartford Investment Management Company c/o Investment Department-Private Placements P. O. Box 1744 Hartford, Connecticut 06114-1744 Overnight Mailing Address: 55 Farmington Avenue Hartford Connecticut 06105 Facsimile: (860) 297-8884	$300,000

Payments

All payments by bank wire transfer of Federal or other immediately available funds to:

The Northern Trust Company
ABA No.: 071 000 152
Account No.: 5186041000
F/C/T Physicians Life Insurance Company - (26-27103-QPL)
Attn: INC/DIV
Ref: Herman Miller, Inc., 5.94% Series A Senior Notes due January 3, 2015
PPN 600544 C*9, Prin $________ Int $________.

with sufficient information to identify the source and application of such funds

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

Physicians Life Insurance
Attn: Steven Scanlon
2600 Dodge Street
Omaha, NE 63131
Facsimile: (402) 633-1096

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: ELL & Co.
Taxpayer I.D. Number: 47-0529583

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 5.94% Series A Senior Notes due January 3, 2015, PPN 600544 C*9, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual Unified Traditional
Account Name: MassMutual BA 0033 TRAD Private ELBX
Account Number 30566056
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$100,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 5.94% Series A Senior Notes due January 3, 2015, PPN 600544 C*9, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual DI
Account Name: MassMutual BA 0038 DI Private ELBX
Account Number 30566064
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$400,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 5.94% Series A Senior Notes due January 3, 2015, PPN 600544 C*9, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual IFM Non-Traditional
Account Number 30510589
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$600,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 5.94% Series A Senior Notes due January 3, 2015, PPN 600544 C*9, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual Pension Management
Account Number 30510538
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$900,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 5.94% Series A Senior Notes due January 3, 2015, PPN 600544 C*9, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual Spot Priced Contract
Account Number 30510597
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1889.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES A NOTES
TO BE PURCHASED

COUNTRY LIFE INSURANCE COMPANY 1705 N Towanda Avenue Bloomington, Illinois 61702 Attention: Investments Telephone: (309) 821-6260 Fax: (309) 821-6301	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Northern Trust Chgo/Trust
ABA #071000152
Wire Account Number 5186041000
For Further Credit to: 26-02712
Account Name: Country Life Insurance Company
Representing P & I on (list security) [BANK]

Accompanying Information: Herman Miller, Inc., 5.94% Series A Senior Notes due January 3, 2015, PPN 600544 C*9, due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Country Life Insurance Company
Attention: Investment Accounting
1705 N Towanda Avenue
Bloomington, Illinois 61702
Telephone: (309) 821-6348
Fax: (309) 821-2800

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 37-0808781

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director	$39,500,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “6.42% Series B Senior Notes due January 3, 2018, Security No. INV10951, PPN 600544 C@7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (800) 224-2278

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 22-1211670

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director	$5,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Account Name: UPARC PLAZ Trust 2 - Privates
Account No.: P86393 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “6.42% Series B Senior Notes due January 3, 2018, Security No. INV10951, PPN 600544 C@7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices
All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Universal Prudential Arizona Reinsurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-2214052

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MEDICAHEALTH PLANS c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director	$2,500,000

Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Mellon Trust of New England
ABA No.: 011-001-234
Account No.: 125261
Attention: MBS Income CC: 1253
For: AHHF5002082, Medica Health Plans

Each such wire transfer shall set forth the name of the Company, a reference to “6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices
All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Managing Director

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-1242261

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

HARTFORD FIREINSURANCE COMPANY	$5,000,000
c/o Hartford Investment Management Company	$5,000,000
c/o Investment Department-Private Placements	$2,200,000
P. O. Box 1744
Hartford, Connecticut 06114-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford Connecticut 06105
Facsimile: (860) 297-8884

Payments

All payments by bank wire transfer of Federal or other immediately available funds to:

JP Morgan Chase
4 New York Plaza
New York, New York 10004
ABA No.: 021-000-021
Chase NYC/Cust
A/C #900-9-000200 for F/C/T G06245-FIR
Attn: Bond Interest/Principal – Herman Miller, Inc., 6.42% Series B Senior Notes due
January 3, 2018; PPN 600544 C@7, Prin $________ Int $________.

with sufficient information to identify the source and application of such funds

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

Hartford Investment Management Company
c/o Portfolio Support
P. O. Box 1744
Hartford, Connecticut 06114-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford Connecticut 06105
Telefacsimile: (860) 297-8875/8876

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-0383750

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

PHYSICIANSLIFE INSURANCE COMPANY (Domestic Deal) c/o Hartford Investment Management Company c/o Investment Department-Private Placements P. O. Box 1744 Hartford, Connecticut 06114-1744 Overnight Mailing Address: 55 Farmington Avenue Hartford Connecticut 06105 Facsimile: (860) 297-8884	$800,000

Payments

All payments by bank wire transfer of Federal or other immediately available funds to:

The Northern Trust Company
ABA No.: 071 000 152
Account No.: 5186041000
F/C/T Physicians Life Insurance Company - (26-27103-QPL)
Attn: INC/DIV
Ref: Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018
PPN 600544 C@7, Prin $________ Int $________.

with sufficient information to identify the source and application of such funds

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

Physicians Life Insurance
Attn: Steven Scanlon
2600 Dodge Street
Omaha, NE 63131
Facsimile: (402) 633-1096

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: ELL & Co.
Taxpayer I.D. Number: 47-0529583

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$5,100,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as [ “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual Unified Traditional
Account Name: MassMutual BA 0033 TRAD Private ELBX
Account Number 30566056
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$700,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual DI
Account Name: MassMutual BA 0038 DI Private ELBX
Account Number 30566064
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$600,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual IFM Non-Traditional
Account Number 30510589
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$1,550,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual Pension Management
Account Number 30510538
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$1,550,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual Spot Priced Contract
Account Number 30510597
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1889.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$400,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Citibank, N.A
New York, New York
ABA #021000089
For MassMutual Structured Settlement Fund
Account Number 30510634
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1819.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

HAKONE FUND II LLC c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attn: Securities Investment Division	$100,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Gerlach & Co.
c/o Citibank, N.A
New York, New York
ABA #021000089
Concentration Account 36112805
FFC: Account #851549
Account Name: Hakone II
Ref: PPN Number, Name of Security

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1857 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued: Gerlach & Co.
Taxpayer I.D. Number: 43-2108439

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

REASSURE AMERICA LIFE INSURANCE COMPANY c/o Conning Asset Management Company One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	$6,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

The Bank of New York
ABA #021000018
For credit to: Account No. GLA111566
Account Name: BNY Income Collection
For Further Credit: 793607
FFC Acct. Name: Reassure America Life Insurance Company Liability Privates
Reference: CUSIP & DESCRIPTION, and Breakdown (principal/income)

Notices
All notices and communication should be directed to:

Reassure America Life Insurance Company
c/o Conning Asset Management Company
55 East 52nd Street
New York, NY 10055
Attention: Jun Falcon
Phone: (212) 317-5234
Facsimile: (212) 317-5170
Email: Jun_Falcon@Conning.com

With a copy to be addressed as first provided above to the attention of:

John Scanlon, 13th Floor
Phone: (860) 299-2161
Facsimile: (860) 299-0161
Email: Conning_Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor
Phone: (860) 299-2054
Facsimile: (860) 299-0054
Email: Vi_Smalley@Conning.com

Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number: 38-0779740

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

SWISS RE LIFE& HEALTH AMERICA INC. c/o Conning Asset Management Company One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	$6,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

The Bank of New York
ABA #021000018
For credit to: Account No. GLA111566
Account Name: BNY Income Collection
For Further Credit: 793472
FFC Acct. Name: Swiss Re Life & Health America Inc. Liability Privates
Reference: CUSIP & DESCRIPTION, and Breakdown (principal/income)

Notices
All notices and communication should be directed to:

Swiss Re Life & Health America Inc.
c/o Conning Asset Management Company
55 East 52nd Street
New York, NY 10055
Attention: Jun Falcon
Phone: (212) 317-5234
Facsimile: (212) 317-5170
Email: Jun_Falcon@Conning.com

With a copy to be addressed as first provided above to the attention of:

John Scanlon, 13th Floor
Phone: (860) 299-2161
Facsimile: (860) 299-0161
Email: Conning_Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor
Phone: (860) 299-2054
Facsimile: (860) 299-0054
Email: Vi_Smalley@Conning.com

Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number: 06-0839705

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

PRIMERICA LIFE INSURANCE COMPANY c/o Conning Asset Management Company One Financial Plaza Hartford, Connecticut 06103-2627	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Primerica Life Insurance Company
Account No.: 900 9000 168
Account Name: Trust Other Demand IT SSG Custody
FFC Acct. Name: Primerica Life Insurance Company
FFC Acct. No.: G07131
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA #021000021
Reference: CUSIP & DESCRIPTION, and Breakdown (principal/income)

Notices
All notices and communication should be directed to:

Swiss Re Life & Health America Inc.
c/o Conning Asset Management Company
55 East 52nd Street
New York, NY 10055
Attention: Jun Falcon
Phone: (212) 317-5234
Facsimile: (212) 317-5170
Email: Jun_Falcon@Conning.com

With a copy to be addressed as first provided above to the attention of:

John Scanlon, 13th Floor
Phone: (860) 299-2161
Facsimile: (860) 299-0161
Email: Conning_Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor
Phone: (860) 299-2054
Facsimile: (860) 299-0054
Email: Vi_Smalley@Conning.com

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590590

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

AMERICAN HEALTH ANDLIFE INSURANCE COMPANY c/o Conning Asset Management Company One Financial Plaza Hartford, Connecticut 06103-2627	$1,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

American Health and Life Insurance Company
Account No.: 900 9000 168
Account Name: Trust Other Demand IT SSG Custody
FFC Acct. Name: American Health and Life Insurance Company
FFC Acct. No.: G07155
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA #021000021
Reference: CUSIP & DESCRIPTION, and Breakdown (principal/income)

Notices
All notices and communication should be directed to:

American Health and Life Insurance Company
c/o Conning Asset Management Company
55 East 52nd Street
New York, NY 10055
Attention: Jun Falcon
Phone: (212) 317-5234
Facsimile: (212) 317-5170
Email: Jun_Falcon@Conning.com

With a copy to be addressed as first provided above to the attention of:

John Scanlon, 13th Floor
Phone: (860) 299-2161
Facsimile: (860) 299-0161
Email: Conning_Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor
Phone: (860) 299-2054
Facsimile: (860) 299-0054
Email: Vi_Smalley@Conning.com

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 52-0696632

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

GREAT-WESTLIFE ASSURANCE COMPANY 8515 East Orchard Road, 3T2 Greenwood Village, Colorado 80111-5037 Attention: Investments Division Fax Number: (303) 737-6193	$10,000,000

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

Federal Reserve Bank of Boston
ABA No. 011001234
Credit DDA # 125261
Attention: MBS Income Unit
cc 1253
for credit to The Great-West Life Assurance Company
Special Instructions: 1) security description: Herman Miller, Inc., 6.42% Series B
                                        Senior Notes due January 3, 2018, PPN 600544 C@7,
                                    2) allocation of payment between principal and interest, and
                                    3) confirmation of principal balance.

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

Mellon Bank
P.O. Box 3195
Pittsburgh, Pennsylvania 15230-3195
Attention: MBS Income Unit

All notices and communications other than those in respect to payments to be addressed as first provided above with a duplicate copy to:

The Great-West Life Assurance Company
Attention: Securities Administration - 2C
100 Osborne Street North
Winnipeg, Manitoba CANADA R3C 3A5
Facsimile: (204) 946-8395

Name of Nominee in which Notes are to be issued: MAC & CO

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

LONDON LIFE AND GENERAL REINSURANCE COMPANY LIMITED c/o Orchard Capital Management, LLC 8515 East Orchard Road, 3T2 Greenwood Village, Colorado 80111-5002	$3,000,000

Payments
All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

Comerica Bank
ABA #072000096
Acct No. 21585-98546
FBO LLGRC C&S/Acct No. 1085004328
Special Instructions: 1)  security description: Herman Miller, Inc., 6.42% Series B
                                         Senior Notes due January 3, 2018, PPN 600544 C@7,
                                    2)  allocation of payment between principal and interest, and
                                    3)  confirmation of principal balance.

Notices
All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

Comerica Bank
P.O. Box 75000
Detroit, MI 48275-3462
Attn: Genevieve Cobbs
Private Placements Income
Telephone: (313) 222-4736
Facsimile: (313) 222-7041

All other notices and communications, financial statements, trustee reports, etc. to be addressed to:

London Life and General Reinsurance Company Limited
c/o Orchard Capital Management, LLC
Attention: Investments Division
8515 East Orchard Road, 3T2
Greenwood Village, Colorado 80111-5002
Facsimile: 303.737.6193

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 98-0356779

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA c/o Allianz of America, Inc. Attention: Private Placements 55 Greens Farms Road P. O. Box 5160 Westport, Connecticut 06881-5160 Phone: (203) 221-8580 Fax: (203) 221-8539 E-mail: blandry@azoa.com	$9,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

MAC & CO.
ABA #011001234
Mellon Bank Account No. AZAF6700012
DDA 125261
Cost Center 1253
Re: Name of Issuer: Herman Miller, Inc.
       Description of Security: 6.42% Series B Senior Notes due January 3, 2018
       PPN: 600544 C@7
Due Date and Application (as among principal, make whole and interest) of the payment being made
For Credit to Portfolio Account: AZLife AZAF6700012

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

Kathy Muhl
Supervisor — Income Group
Mellon Bank, N.A.
Three Mellon Center — Room 3418
Pittsburgh, Pennsylvania 15259
Phone: (412) 234-5192
E-mail: muhl.kl@mellon.com

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: MAC & CO.
Taxpayer I.D. Number: 41-1366075

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

RGA REINSURANCE COMPANY c/o Principal Global investors, LLC Attention: Fixed Income Private Placements 711 High Street, G-26 Des Moines, IA 50392-0800 Email: Privateplacements2@exchange.principal.com	$7,000,000

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal premium or interest”) to:

The Bank of New York
ABA #021-000-018
Beneficiary account: IOC 566
Reference: CUSIP, Herman Miller, Inc.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with a copy to the attention of Investment Accounting Fixed Income Securities.

Name of Nominee in which Notes are to be issued: HARE & CO
Taxpayer I.D. Number: 43-1235868

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

VANTISLIFEINSURANCE COMPANY c/o Principal Global Investors, LLC Attention: Fixed Income Private Placements 711 High Street, G-26 Des Moines, Iowa 50392-0800 Email: Privateplacements2@exchange.principal.com	$1,000,000

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

ABA #011600033
Bank Name: BNIM (BANKNORTH WEALTH MANAGEMENT GROUP)
DDA #0060157930
For credit to the account of: VantisLife Insurance Company
FFC a/c: 749546016
OBI PFGSE (S) B00_____()
Reference: Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018,
PPN 600544 C@7

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with a copy to the attention of Investment Accounting Fixed Income Securities.

Name of Nominee in which Notes are to be issued: HARE & CO
Taxpayer I.D. Number: 06-0523876

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

AMERICAN FAMILY MUTUAL INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division—Private Placements	$4,000,000

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal or interest”) to:

US Bank, N.A.
Trust Services
60 Livingston Avenue
St. Paul, MN 55107-2292
ABA #091000022
Beneficiary Account #180183083765
FFC: American Family Trust Account #000018013000 for AFMIC Portfolio
Credit for CUSIP 600544 C@7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-0273710

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division—Private Placements	$3,000,000

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal or interest”) to:

US Bank, N.A.
Trust Services
60 Livingston Avenue
St. Paul, MN 55107-2292
ABA #091000022
Beneficiary Account #180183083765
FFC: American Family Trust Account #000018012500 for AFLIC-Traditional
Credit for CUSIP 600544 C@7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-6040365

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

EQUITRUST LIFEINSURANCE COMPANY c/o FBL Financial Group, Inc. Attention: Securities Department-Private Placements 5400 University Avenue West Des Moines, IA 50266 Email: privateplacements@FBLFinancial.com	$5,000,000

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal premium or interest”) to:

Federal Book Entry Eligible Securities:
JPMorgan NYC/CUST
New York, New York
ABA No.: 021000021
Reference: G10559 (please do not include spaces)
Reference: Equitrust Life Insurance Company

Depository Trust Company (DTC) Securities:
JPMorgan Chase Bank
DTC Participant No. 902
Agent ID: 25787
Reference: Equitrust Life Insurance Company
Reference: G10559 (please do not include spaces)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number for CUDD & CO.: 13-6022143
Taxpayer I.D. Number for Equitrust Life Insurance Company: 42-1468417

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

FARM BUREAU LIFE INSURANCE COMPANY c/o FBL Financial Group, Inc. Attention: Securities Department-Private Placements 5400 University Avenue West Des Moines, IA 50266 Email: privateplacements@FBLFinancial.com	$2,000,000

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal premium or interest”) to:

Federal Book Entry Eligible Securities:
JPMorgan NYC/CUST
New York, New York
ABA No.: 021000021
Reference: G10557 (please do not include spaces)
Reference: Farm Bureau Life Insurance Company

Depository Trust Company (DTC) Securities:
JPMorgan Chase Bank
DTC Participant No. 902
Agent ID: 25787
Reference: Farm Bureau Life Insurance Company
Reference: G10557 (please do not include spaces)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number for CUDD & CO.: 13-6022143
Taxpayer I.D. Number for Farm Bureau Life Insurance Company: 42-0623913

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

NATIONAL LIFE INSURANCE COMPANY One National Life Drive Montpelier, Vermont 05604 Attention: Private Placements Fax Number: (802) 223-9332 E-mail: shiggins@nationallife.com	$5,000,000

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

J.P. Morgan Chase & Co.
New York, New York 10010
ABA #021000021
Account Number 910-4-017752

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 03-0144090

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

LIFE INSURANCE COMPANY OF THE SOUTHWEST c/o National Life Insurance Company One National Life Drive Montpelier, Vermont 05604 Attention: Private Placements Fax Number: (802) 223-9332 E-mail: shiggins@nationallife.com	$2,000,000

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

J.P. Morgan Chase & Co.
New York, New York 10010
ABA #021000021
Account Number 910-2-754349

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 75-0953004

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY 1401 Livingston Lane Jackson, Mississippi 39213 Attention: Investment Department	$7,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

State Street Bank and Trust Company
Boston, Massachusetts 02101
ABA #011000028
For further credit to: Southern Farm Bureau Life Insurance Company
                                   DDA #59848127
                                   Account #EQ83

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed as first provided above.

All other communications, including Waivers, Amendments, Consents and financial information should be sent to:

Southern Farm Bureau Life Insurance Company
P. O. Box 78
Jackson, Mississippi 39205
Attention: Investment Department

or by overnight delivery to:
1401 Livingston Lane
Jackson, Mississippi 39213

Contact Person:  Carol Robertson, CFA
                              Telephone: (601) 981-5332 extension 1506
                              Fax: (601) 981-3605

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 64-0283583

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

MODERN WOODMEN OF AMERICA 1701 First Avenue Rock Island, Illinois 61201 Attention: Investment Department Email: investments@modern-woodmen.org Fax: (309) 793-5574	$4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675
ABA #071-000-152
Account Name: Modern Woodmen of America
Account Number 84352

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN 600544 C@7 and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Modern Woodmen of America
1701 First Avenue
Rock Island, Illinois 61201
Attention: Investment Accounting Department
Fax: (309) 793-5688

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 36-1493430

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

THE UNION CENTRAL LIFE INSURANCE COMPANY c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, Nebraska 68505	$2,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018, PPN 600544 C@7, principal, premium or interest”) to:

Hare/IOC 566
New York, New York
ABA #021-000-018

for credit to: The Union Central Life Insurance Company
Account Number 367614
Attention: P&I Department
Subject: Herman Miller, Inc.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment, and written confirmation of each such payment, to be addressed:

The Union Central Life Insurance Company
1876 Waycross Road
Cincinnati, Ohio 45240
Attention: Treasury Department
Fax: (513) 674-5275

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for Hare & Co.: 13-6062916
Taxpayer I.D. Number for Union Central Life: 31-0472910

NAME OF AND ADDRESS	PRINCIPAL AMOUNT OF
OF PURCHASER	SERIES B NOTES
TO BE PURCHASED

AMERITAS LIFE INSURANCE CORP.	$1,000,000
5900 “O” Street
Lincoln, Nebraska 68510-2234

Payments

All payments by bank wire transfer of immediately available funds to:

State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
DDA Clearing Account #00076026
Income Collection — Attention: Michael Rodelle
Further Credit – Custody Fund #1EJH for Ameritas Life Insurance Corp.
Reference: Herman Miller, Inc., 6.42% Series B Senior Notes due January 3, 2018,
PPN 600544 C@7 and source/application of funds (P&I, etc.)

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment and all other notices and communications to be sent in duplicate to:

State Street Bank
P.O. Box 5756
Boston, Massachusetts 02206
Attention: Michael Rodelle and for the Account of State Street, #1EJH Ameritas Life Insurance Corp.

and

Ameritas Life Insurance Corp.
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, Nebraska 68505
Fax Number: (402) 467-6970

Name of Nominee in which Notes are to be issued: Chimeboard & Co.

Taxpayer I.D. Number for Ameritas Life Insurance Corp.: 47-0098400
Taxpayer I.D. Number for Chimeboard & Co.: 65-1186912

DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     “Additional Interest” is defined in Section 1.2(b).

     “Administrative Agent” means Wells Fargo Bank, N.A. in its capacity as administrative agent under the Bank Credit Agreement, together with its successors and assigns in such capacity.

     “Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

     “Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

     “Bank Credit Agreement” means the Credit Agreement dated as of December 18, 2007 by and among the Company, certain Subsidiaries of the Company named therein, Wells Fargo, N.A., as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

     “Bank Lenders” means the banks and financial institutions party to the Bank Credit Agreement.

     “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

     “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

SCHEDULE B
(to Note Purchase Agreement)

     “Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

     “Closing” is defined in Section 3.

     “Closing Date” means the date of the Closing.

     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     “Company” means Herman Miller, Inc., a Michigan corporation.

     “Confidential Information” is defined in Section 20.

     “Consolidated Adjusted Debt” means as of any date of determination the total amount of all Consolidated Debt less any non-recourse Debt associated with Securitization Transactions.

     “Consolidated Debt” means as of any date of determination the total amount of all Debt of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

     “Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus, to the extent deducted in computing such Consolidated Net Income and without duplication, (a) depreciation, depletion, if any, and amortization expense for such period, (b) Consolidated Interest Expense for such period, (c) income tax expense for such period, and (d) other non cash or restructuring charges for suc period, minus to the extent included in Consolidated Net Income for such period, non-cash or restructuring gains all as determined in accordance with GAAP. For purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Restricted Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

     “Consolidated Interest Expense” shall mean, for any period, the gross interest expense of the Company and its Restricted Subsidiaries deducted in the calculation of Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

     “Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     “Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     “Debt” means, with respect to any Person, without duplication,

     (a)  Its liabilities for borrowed money;

     (b)  its liabilities for the deferred purchase price of properly acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

     (c) its Capital Lease Obligations;

     (d) its liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

     (e) Guarantees by such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

     Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     “Debt Ratio” is defined in Section 10.1.

     “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     “Default Rate” means with respect to the Notes that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes.

     “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     “Event of Default” is defined in Section 11.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Company’s board of directors.

     “GAAP” means those generally accepted accounting principles as in effect from time to time in the United States of America; provided that, if the Company notifies the Required Holders that the Company wishes to amend any negative covenants (or any definition hereof) to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant or definition, then the Company's compliance with such covenant or the meaning of such definition shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Holders.

     “Governmental Authority” means

     (a) the government of

     (i) the United States of America or any state or other political subdivision thereof, or

     (ii) any jurisdiction in which the Company or any Restricted Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Restricted Subsidiary, or

     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     “Government Obligations” shall mean direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America.

     “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

     (a) to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation;

     (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

     (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

     In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

     “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

     “Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

     “Make-Whole Amount” shall have the meaning set forth in Section 8.6 with respect to any Note.

     “Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

     “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

     “Material Subsidiary” means, at any time, any Restricted Subsidiary of the Company which, together with all other Restricted Subsidiaries of such Restricted Subsidiary, accounts for more than (i) 5% of the consolidated assets of the Company and its Restricted Subsidiaries or (ii) 5% of consolidated revenue of the Company and its Restricted Subsidiaries.

     “Memorandum” is defined in Section 5.3.

     “Moody’s” shall mean Moody Investors Service, Inc.

     “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

     “Notes” is defined in Section 1.

     “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     “Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     “Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Debt of Restricted Subsidiaries (including all Guaranties of Debt of the Company but excluding (x) Debt owing to the Company or any other Restricted Subsidiary, (y) Debt outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated as a Restricted Subsidiary pursuant to Section 9.6 hereof), provided that such Debt shall have not been incurred in contemplation of such person becoming a Restricted Subsidiary, and (z) all Subsidiary Guaranties, and all Guaranties of Debt of the Company by any Restricted Subsidiary which has also guaranteed the Notes, and (ii) all Debt of the Company and its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (k), inclusive, of Section 10.3.

     “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     “Purchasers” means the purchasers of the Notes named in Schedule A hereto.

     “QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     “Qualified Institutional Buyer” means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

     “Required Holders” means, at any time, the holders of not less than 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

     “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     “Restricted Subsidiary” means any Subsidiary in which: (i) at least a majority of the voting securities are owned by the Company and/or one or more Restricted Subsidiaries and (ii) the Company has not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes under Section 9.6.

     “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

     “Securities Act” means the Securities Act of 1933, as amended from time to time.

     “Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, on a non-recourse basis any accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person, provided that (a) such sale, conveyance or other transfer qualifies as a “true sale” under GAAP, and (b) the Debt of the Company or any Restricted Subsidiary associated with such transaction is non-recourse to the Company and its Restricted Subsidiaries.

     “Senior Debt” means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

     “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     “Series A Notes” is defined in Section 1 of this Agreement.

     “Series B Notes” is defined in Section 1 of this Agreement.

     “Subordinated Debt” means all unsecured Debt of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company (including, without limitation, the obligations of the Company under this Agreement or the Notes).

     “Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

     “Subsidiary Guarantor” means each Subsidiary which is party to the Subsidiary Guaranty.

     “Subsidiary Guaranty” is defined in Section 9.8 of this Agreement.

     “Unrestricted Subsidiary” means any Subsidiary so designated by the Company in accordance with Section 9.6.

     “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

CHANGES IN CORPORATE STRUCTURE

None.

SCHEDULE 4.9
(to Note Purchase Agreement)

	SCHEDULE 5.4
SUBSIDIARIES OF THE COMPANY, OWNERSHIP OF SUBSIDIARY STOCK, AFFILIATES
		Term
Parent Company	Board of Directors	Expiration	Officers and Position
Herman Miller, Inc.	Michael A. Volkema, Chairman	2009	James Christenson, Sr. VP Legal, Secretary
855 East Main Avenue, PO Box 302	Paget L. Alves	2009	Andrew Lock, EVP, Chief Adm. Officer
Zeeland, Michigan 49464	Mary Vermeer Andringa	2008	Gary S. Miller, EVP, Chief Dev. Officer
State of Incorporation: Michigan	Douglas French	2009	Curt Pullen, EVP, CFO
	Lord Brian Griffiths	2008	Elizabeth A. Nickels, EVP, Pres HM Healthcare
	J. Barry Griswell	2008	Joseph Nowicki, Treasurer & VP Investor Rel.
	John R. Hoke III	2009	Brian C. Walker, Pres & CEO
	James Kackley	2009	John Portlock, President, HM Int'l
	C. William Pollard	2008	Kristen L. Manos, EVP, N.A. Off/Learn. Envn.
	Dorothy A. Terrell	2010	Ken Goodsen, SVP Oper.
	Dr. David Ulrich	2010	Charley Vranian, EVP, N.A. Emerg. Markets
	Brian C. Walker	2008	Don Goeman, EVP, Research, D&D

Entity	Parent Company		State of Inc.	Class
Convia, Inc.	94% HMI		DE	R
Coro Acquisition Corporation - California	100% Herman Miller, Inc.		MI	R
Geiger International, Inc.	100% Herman Miller, Inc.		DE	R
Hemiri de SA de CV	74.35% HMI, 25.63% HM Delaware		Mexico	R
Herman Miller (Aust.) PTY Ltd.	100% Herman Miller, Inc.		MI	R
Herman Miller (Ningbo) Furniture Co., Ltd	100% Herman Miller, Inc.		MI	R
Herman Miller (Shanghai) Commercial and Trading co., Ltd.	100% Herman Miller, Inc.		Australia	R
Herman Miller B.V.	100% Herman Miller, Inc.		ROC	R
Herman Miller Canada, Inc.	100% Herman Miller, Inc.		ROC	R
Herman Miller Deutschland, Inc.	100% Herman Miller, Inc.		Netherlands	R

R- RESTRICTED	SCHEDULE 5.4
U- UNRESTRICTED	(to Note Purchase Agreement)
December 2007

Herman Miller do Brasil, Ltda.	80% Herman Miller, Inc., 20% HMI Liquidating	Canada	R
Herman Miller Furniture (India) Pvt. Ltd.	100% Herman Miller, Inc.	MI	R
Herman Miller Global Customer Solutions (Hong Kong), Inc.	50% Herman Miller, Inc., 50% Herman Miller Ltd.	Brasil	R
Herman Miller Global Customer Solutions, Inc.	100% Herman Miller, Inc.	India	R
Herman Miller Japan, Ltd.	100% Herman Miller, Inc.	Hong Kong	R
Herman Miller Ltd.	100% Herman Miller, Inc.	MI	R
Herman Miller Mexico SA de CV	99.99% Hemeiri, 0.01% Herman Miller, Inc.	Japan	R
Herman Miller Mexico Servicios SA de CV	99.99% Hemeiri, 0.01% Herman Miller, Inc.	UK	R
Herman Miller Zeeland, Inc.	100% Herman Miller, Inc.	Mexico	R
HM Delaware, LLC	100% HMI --- 1% Herman Miller Limited and 99% Herman Miller Canada, Inc.	Mexico	R
HMI Liquidating Company	100% Herman Miller, Inc.	MI	R
Meridian, Inc.	100% Herman Miller, Inc.	DE	R
Milsure Insurance, ltd.	100% Herman Miller, Inc.	MI	R
Office Pavilion (Heathrow) Ltd.	100% Herman Miller, Inc.	MI	R
Herman Miller - OP Spectrum Holdings, Inc.	100% Herman Miller, Inc.	MI	UR
Herman Miller - OP Spectrum, LLP	90% Herman Miller - OP Spectrum Holdings, Inc.	West Indies	UR
HMI-Oregon Dealership, Inc.	100% Herman Miller, Inc.	England	UR
Office Pavilion South Florida, Inc.	100% Herman Miller, Inc.	FL	UR
OP Corporate Furnishings, Inc.	100% Herman Miller, Inc.	TX	UR
OP Ventures of Texas, Inc.	100% Herman Miller, Inc.	TX	UR
OP Ventures, Inc.	100% Herman Miller, Inc.	CO	UR

5.4-2

     SCHEDULE 5.5
FINANCIAL STATEMENTS

1. Audited annual financial statements for the years and years ending:
                                May 29, 2004;
                                May 28, 2005;
                                June 03, 2006; and
                                June 02, 2007.

2. Unaudited quarterly financial statements for September 1, 2007.

SCHEDULE 5.5
(to Note Purchase Agreement)

LICENSES, PERMITS, ETC.

None.

SCHEDULE 5.11
(to Note Purchase Agreement)

EXISTING DEBT; FUTURE

Herman Miller, Inc.

▪	Public Bonds (dated 3/01/01)
Joint Book running managers to issue bonds: Bank of America & Morgan Stanley $175 million outstanding as of December 10, 2007 Maturity date – 3/15/11
▪	Private Placement Notes (dated 3/96)
Lead arranger to issue notes: Bank of America
The notes were originally sold to seven investors. Currently just one investor remains –
Nationwide (and AMCO) Insurance Company.
$3 million outstanding as of December 10, 2007
Maturity date 3/05/08

▪	Revolver (12/18/07)
Lead arrangers were Wells Fargo and Wachovia $0 outstanding funded amount as of 12/18/07 $13.1 million Standby Letters of Credit
▪	Dealer guaranties
Balance was $0.4 million as of 12/01/07.

Subsidiaries of Herman Miller, Inc.

▪ No debt other than Intercompany payables and Intercompany loans

SCHEDULE 5.15
(to Note Purchase Agreement)

EXISTING LIENS

See following pages – each filing on the following pages is a precautionary UCC filings relating to operating leases.

SCHEDULE 10.4-1
(to Note Purchase Agreement)

UCC LIEN SEARCH SCHEDULE

DEBTOR: Herman Miller, Inc.

Secured Party	Original Filing No.	Original File Date	Continuation	Amendments	Collateral
Crestar Bank	D426762	10/01/98	2003089770-	N/A	Equipment and
			4		related assets and
			5/09/03		rights under
Contract #
GS-29F-015OG
KeyCorp	D781947	6/05/01	2005209705-	N/A	Assignment of
Leasing, a			7		contract
Division of Key			12/6/05		receivables
Corporate
Capital, Inc.
Key Municipal	D803298	8/03/01	2006025060-	2006090440-4	Assignment of
Finance, a			9	5/17/06	contract
Division of Key			2/8/06		receivables
Corp. Capital				2006090441-6
5/17/06
Key Federal	D860605	01/09/02	2006200557-	N/A	Assignment of
Finance, a			5		contract
Division of Key			12/4/06		receivables
Corp. Capital
Inc.
Key Federal	D860606	01/09/02	2006200536-	N/A	Assignment of
Finance, a			1		contract
Division of Key			12/4/06		receivables
Corp. Capital
Inc.
Key Federal	D913753	5/21/02	2007041809-	N/A	Assignment of
Finance, a			9		contract
Division of Key			3/15/07		receivables
Corporate
Capital, Inc.
Key Federal	2003048813-	3/13/03	N/A	N/A	Assignment of
Finance, a	7				contract
Division of Key					receivables
Corporate
Capital, Inc.
Canon Financial	2003058424-	3/27/03	N/A	N/A	Specific
Services, Inc.	4				Equipment that is
Leased

Schedule 10.4-2

US Bancorp	2003070365-	4/14/03	N/A	N/A	Specific
	4				Equipment that is
Leased
Key Federal	2003079376-	4/25/03	N/A	N/A	Assignment of
Finance, a	6				contract
Division of Key					receivables
Corporate
Capital, Inc.
Key Federal	2003082859-	5/01/03	N/A	N/A	Assignment of
Finance, a	5				contract
Division of Key					receivables
Corporate
Capital, Inc.
Raymond	2003234743-	12/09/03	N/A	N/A	Specific
Leasing	4				Equipment that is
Corporation					Leased
Connell Finance	2003238882-	12/15/03	N/A	N/A	Specific
Company, Inc.	2				Equipment that is
d/b/a Connell					Leased
Equipment
Leasing					Precautionary
Company					Filing
Wells Fargo	2004006775-	1/12/04	N/A	N/A	Lease of Specific
Equipment	7				Equipment
Finance, Inc.					Listed
Raymond	2004022153-	2/02/04	N/A	N/A	Specific
Leasing	9				Equipment that is
Corporation					Leased
Raymond	2004098862-	5/13/04	N/A	N/A	Specific
Leasing	2				Equipment that is
Corporation					Leased
IBM Credit LLC	2004104943-	5/21/04	N/A	N/A	Specific
	3				Equipment that is
Leased
Raymond	2004112478-	6/03/04	N/A	N/A	Specific
Leasing	6				Equipment that is
Corporation					Leased
Raymond	2004143017-	7/15/04	N/A	N/A	Specific
Leasing	7				Equipment that is
Corporation					Leased
Hitachi Capital	2004153107-	7/30/04	N/A	N/A	Lease payments
America Corp.	0				and amounts due
under other
Government					contracts
Leasing

Schedule 10.4-3

Company
Wells Fargo	2004155930-	8/4/04		N/A	N/A	Specific
Equipment	7					Equipment
Finance, Inc.						Listed
LeaseNet Group,	2004161230-	8/12/04		N/A	N/A	All equipment,
Inc.	1					software and
						other personal
						property
						described in
						Master Lease of
						Equipment dated
						March 15, 2004
Raymond	2004185103-	9/21	//04	N/A	N/A	Specific
Leasing	0					Equipment that is
Corporation						Leased
Greater Bay	2004189720-	9/27/04		N/A	N/A	Specific
Bank N.A.	2					Equipment that is
						Leased
Citizens Leasing	2004195898-	10/6/04		N/A	N/A	Lease payments
Corporation	5					and amounts due
						under other
						contracts
IBM Credit LLC	2004214232-	11/2/04		N/A	N/A	Specific
	9					Equipment that is
						Leased
Raymond	2005007344-	1/10/05		N/A	N/A	Specific
Leasing	7					Equipment that is
Corporation						Leased
Raymond	2005007346-	1/10/05		N/A	N/A	Specific
Leasing	1					Equipment that is
Corporation						Leased
LeaseNet Group,	2005042059-	3/7/05		N/A	N/A	All equipment,
Inc.	5					software and
						other personal
						property
						described in
						Master Lease of
						Equipment dated
						March 15, 2004
Interstate Bank	2005105774-	6/10/05		N/A	N/A	Rights under
	7					contract for the
						sale of
						equipment
Government	2005107300-	6/13/05		N/A	N/A	Rights under
Leasing	6					contract for the

Schedule 10.4-4

Company					sale of
					equipment
General Electric	2005163485-	9/19/05	N/A	N/A	Specific
Capital	4				Equipment
Corporation					Listed
Raymond	2005198750-	11/16/05	N/A	N/A	Specific
Leasing	8				Equipment that is
Corporation					Leased
Seaway National	2006018337-	1/27/06	N/A	2006115817-3	Specific
Bank	7			6/29/06	Equipment that is
					Leased
				Assignment to:
				Seaway
				National Bank
				2006115818-5
				6/29/06
CSI Leasing,	2006071615-	4/20/06	N/A	2006128903-1	Specific
Inc.	2			7/24/06	Equipment that is
					Leased
				Assignment to:
				Seaway
				National Bank
				2006128905-5
				7/24/06

				Assignment to:
				CSI Leasing,
				Inc.
				2007103730-7
				6/29/07
Key Government	2006077438-	4/28/06	N/A	N/A	Assignment of
Finance, Inc.	2				contract
					receivables
U.S. Bancorp	2006103293-	6/8/06	N/A	N/A	Specific
Equipment	7				Equipment
Finance, Inc.					Listed

Star Truck
Rentals, Inc.
Banc of America	2007052051-	4/3/07	N/A	N/A	Rights under
Leasing &	5				Software License
Capital, LLC					Agreement
Braun	2007075800-	5/10/07	N/A	N/A	Specific
Machinery Co.,	1				Equipment
Inc.					Listed

Schedule 10.4-5

CS Tool	2007103780-	6/29/07	N/A	N/A	Specific
Engineering, Inc.	2				Equipment
					Listed
	JIMDI
	Plastics, Inc.
	listed as
	Debtor and
	Herman
	Miller listed
	as Additional
	Debtor
Key Government	2007106872-	7/5/07	N/A	N/A	Assignment of
Finance, Inc.	0				contract
					receivables
Braun	2007169253-	10/29/07	N/A	N/A	Specific
Machinery Co.,	3				Equipment
Inc.					Listed
Raymond	2007173857-	11/6/07	N/A	N/A	Specific
Leasing	9				Equipment that is
Corporation					Leased

DEBTOR: Geiger International, Inc.

Secured Party	Original	Original	Continuation	Amendments	Collateral
	Filing No.	File Date
Dell Financial	23114455	12/12/02	N/A	N/A	Computer
Services					Equipment and
					Peripherals
Dell Financial	007-2000-	6/1/00	51482810	N/A	Computer
Services	006500		5/13/05		Equipment and
					Peripherals

DEBTOR: Meridian, Inc.

Secured Party	Original	Original	Continuation	Amendments	Collateral
	Filing No.	File Date
Berkeley Federal	78306A	1/02/87	C525379	Assignment to:	Utility Financing
Bank & Trust,			10/7/91	Resolution	Statement
FSB				Trust
				Corporation as
				Receiver for
				Trust Bank

Schedule 10.4-6

				Federal Savings
				Bank
				33811B
				7/30/93

				Assignment to:
				TPM Holdings,
				Inc.
				43142B
				5/23/94

				Assignment to
				Berkeley
				Federal Bank &
				Trust, FSB
				43143B
				5/23/94

DEBTOR: Office Pavilion South Florida, Inc.

Secured	Original	Original	Continuation	Amendment	Collateral
Party	Filing No.	File Date		s
US Bancorp	20030504028	9/25/03	N/A	N/A	Specific Equipment Listed
	4
US Bancorp	20030526636	10/22/03	N/A	N/A	Specific Equipment Listed
	3
Mayline	20040607878	2/4/04	N/A	N/A	Mayline Group is granted
Company,	3				a security interest in all
LLC					inventory, equipment and
	Herman				goods manufactured by or
Kwik-File	Miller				distributed by Mayline
LLC	Workplace				Company, LLC to or for
	Resources is				the benefit of Office
Tiffany	listed as an				Pavilion South Florida,
Industries	additional				Inc.
LLC	debtor
US BanCorp	20040715208	6/11/04	N/A	N/A	Specific Equipment Listed
	1
US BanCorp	20050872444	1/11/05	N/A	N/A	States that filing is for
	7				“informational purposes
					only”. Appears to cover
					specific equipment leased.
US BanCorp	20070673693	10/10/07	N/A	N/A	States that filing is for
	X				“informational purposes
					only”. Appears to cover

Schedule 10.4-7

					specific equipment leased.
US BanCorp	20070673694	10/10/07	N/A	N/A	States that filing is for
	8				“informational purposes
					only”. Appears to cover
					specific equipment leased.
US BanCorp	20070687269	10/29/07	N/A	N/A	States that filing is for
	8				“informational purposes
					only”. Appears to cover
					specific equipment leased.

DEBTOR: OP Ventures of Texas, Inc.

Secured Party	Original	Original	Continuation	Amendments	Collateral
	Filing No.	File
Date
Deutsche Financial	02-	7/5/02	N/A	N/A	Specific
Services, Inc.	0036115412				Equipment Listed

Schedule 10.4-8

[FORM OF SERIES A NOTE]
HERMAN MILLER, INC.
5.94% SERIES A SENIOR NOTE DUE JANUARY 3, 2015
No. [_______]	_________, 200	_
$ [_______]	PPN 600544 C*9

     FOR VALUE RECEIVED, the undersigned, HERMAN MILLER, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Michigan, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS (or so much thereof as shall not have been prepaid) on January 3, 2015 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.94% per annum (plus Additional Interest, if any, pursuant to Section 1.2(b) of the below defined Note Purchase Agreement) from the date hereof, payable semi-annually, on the 3rd day of January and July in each year and at maturity, commencing on July 3, 2008, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 7.94%, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 18, 2007 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1(a)
(to Note Purchase Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

HERMAN MILLER, INC.

                                                                                                         By ____________________________________
                                                                                                                Name: ______________________________
                                                                                                                Title: _______________________________

E-1(a)-2

[FORM OF SERIES B NOTE]
HERMAN MILLER, INC.
6.42% SERIES B SENIOR NOTE DUE JANUARY 3, 2018
No. [_______]	_________, 200	_
$[__________]	PPN 600544 C@7

     FOR VALUE RECEIVED, the undersigned, HERMAN MILLER, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Michigan, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS (or so much thereof as shall not have been prepaid) on January 3, 2018 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.42% per annum (plus Additional Interest, if any, pursuant to Section 1.2(b) of the below defined Note Purchase Agreement) from the date hereof, payable semi-annually, on the 3rd day of January and July in each year and at maturity, commencing on July 3, 2008, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 8.42%, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 18, 2007 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1(b)
(to Note Purchase Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

HERMAN MILLER, INC.

                                                                                                         By ____________________________________
                                                                                                                Name: ______________________________
                                                                                                                 Title: _______________________________

E-1(b)-2

FORM OF OPINION OF GENERAL COUNSEL
TO THE COMPANY

     The closing opinion of James E. Christenson, Esq., General Counsel of the Company, which is called for by Section 4.4(a) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

     1. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Michigan, has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a material adverse effect on the business of the Company.

     2. Each Subsidiary is a corporation or similar legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a material adverse effect on the business of such Subsidiary. All of the issued and outstanding shares of capital stock or similar equity interests of each such Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     3. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     5. The issuance and sale of the Notes, and the execution, delivery and performance by the Company of the Note Purchase Agreement do not violate any provision of any law or other rule or regulation of any Governmental Authority applicable to the Company or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any property of the Company pursuant to the

EXHIBIT 4.4(a)
(to Note Purchase Agreement)

provisions of the Articles or Certificate of Incorporation or By-laws, or such similar organizational or governing instrument, as the case may be, of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

     6. There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would have a materially adverse effect on the properties, business, profits or condition, (financial or otherwise) of the Company and its Subsidiaries or the ability of the Company to perform its obligations under the Note Purchase Agreement and the Notes or on the legality, validity or enforceability of the Company’s obligations under the Note Purchase Agreement and the Notes. To the knowledge of such counsel, neither the Company nor any Subsidiary is in default with respect to any court or governmental authority, or arbitration board or tribunal.

     7. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, amended.

     8. Neither the issuance of the Notes nor the application of the proceeds of the sale of the Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitations, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     9. The Company is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

     The opinion of James E. Christenson, Esq., General Counsel of the Company, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request and successors and assigns of the Purchasers shall be entitled to rely on such opinion. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company and its Subsidiaries.

E-4.4(a)-2

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

     The closing opinion of Chapman and Cutler, LLP special counsel to the Purchasers, called for by Section 4.4(b) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

     1. The Company is a corporation, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreement and to issue the Notes.

     2. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     EXHIBIT 4.4(c)
(to Note Purchase Agreement)

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler, LLP, may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler, LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Michigan, the Bylaws of the Company and the general business corporation law of the State of Michigan. The opinion of Chapman and Cutler, LLP, is limited to the laws of the State of New York, the general business corporation law of the State of Michigan and the Federal laws of the United States.

E-4.4(c)-2